                                                                   EXHIBIT 10.18
                               AMENDMENT NO. 1 TO
                           SECURITIES ESCROW AGREEMENT

     THIS AMENDMENT NO. 1 (this "AMENDMENT") to the SECURITIES ESCROW AGREEMENT (the "ORIGINAL AGREEMENT"), dated as of April 17, 2007, by and among TAILWIND FINANCIAL INC., a Delaware corporation (the "COMPANY"), the holders of securities of the Company set forth on EXHIBIT A to the Original Agreement
(the "INITIAL HOLDERS") and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New
York corporation (the "ESCROW AGENT") is entered into as of this 15th day of May, 2007 by and among the Company and the other signatories hereto.

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the meanings assigned to such terms in the Original Agreement.

     2. AMENDMENT OF SECTION 4.3. Section 4.3 of the Original Agreement shall be deleted in its entirety and replaced with the following:

     "4.3 RESTRICTIONS ON TRANSFER. During the Escrow Share Period, no sale, transfer or other disposition (a "TRANSFER") may be made of any or all of the Escrow Shares, and during the Escrow Warrant Period, no Transfer may be made of any or all of the Escrow Warrants, in each case by an Initial Holder or permitted transferee thereof except (i) to a Holder, (ii) by gift to a member of a Holder's immediate family for estate planning purposes or to a trust, the beneficiary of which is a Holder and/or a member of a Holder's immediate family,
(iii) to one or more corporations, charitable foundations, or other entities controlled by a Holder and/or one or more of such Holder's immediate family members, (iv) by virtue of the laws of descent and distribution upon death of a Holder, or (v) pursuant to a qualified domestic relations order; PROVIDED, HOWEVER, that such permitted Transfers may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Agreement and of the Insider Letter signed by the Initial Holder transferring the Escrow Securities. During: (A) the Escrow Share Period, no Common Holder shall pledge or grant a security interest in his or its Escrow Shares or grant a security interest in his or its rights under this Agreement; and (B) the Escrow Warrant Period, no Warrant Holder shall pledge or grant a security interest in his or its Escrow Warrants or grant a security interest in his or its rights under this Agreement. As used in this
Section 4.3, the term "Holder" shall mean and include (1) each Initial
Holder, (2) Gordon A. McMillan, (3) Andrew A. McKay, and (4) JovFunds
Management Inc."

     3. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Original Agreement shall continue in full force and effect in accordance with the provisions thereof.

     4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflicts of laws provisions.

     5. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     6. HEADINGS. All section titles and captions contained in this Amendment are for convenience only and shall not be deemed a part of this Amendment.

     7. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

                                           TAILWIND FINANCIAL INC.


                                           By: /s/ Andrew A. McKay
                                               ------------------------------
                                           Name:  Andrew A. McKay
                                           Title: Chief Executive Officer and
                                                  President

                                           INITIAL HOLDERS:

                                           TFC HOLDINGS LTD.


                                           By: /s/ Andrew A. McKay
                                               ------------------------------
                                           Name:  Andrew A. McKay
                                           Title: Chief Executive Officer

                                           PARKWOOD HOLDINGS LTD.


                                           By: /s/ Andrew A. McKay
                                               ------------------------------
                                           Name:  Andrew A. McKay
                                           Title: Chief Executive Officer

                                           ESCROW AGENT:
                                           AMERICAN STOCK TRANSFER
                                           & TRUST COMPANY


                                           By: /s/ Herbert J. Lemmer
                                               ------------------------------
                                           Name:  Herbert J. Lemmer
                                           Title: Vice President

AGREED TO AND ACKNOWLEDGED:

DEUTSCHE BANK SECURITIES INC.

By: /s/ Neil Abromavage
    -------------------------
Name:  Neil Abromavage
Title: Director